SPDR® INDEX SHARES FUNDS

SPDR MSCI Canada StrategicFactorsSM ETF

SPDR STOXX® Europe 50 ETF

SPDR EURO STOXX 50 ETF

(each a “Fund”)

Supplement dated December 28, 2016 to the currently effective Summary Prospectuses

Effective January 3, 2017, the following replaces the portfolio manager information in each Fund’s Summary Prospectus under the heading “Portfolio Managers” within the section entitled “Portfolio Management”:

The professionals primarily responsible for the day-to-day management of the Fund are Michael Feehily, Karl Schneider and Mark Krivitsky.

Michael Feehily, CFA, is a Senior Managing Director of the Adviser and the Head of Global Equity Beta Solutions in the Americas. He worked at the Adviser from 1997 to 2006 and rejoined the Adviser in 2010.

Karl Schneider, CAIA, is a Vice President of the Adviser and Deputy Head of Global Equity Beta Solutions in the Americas. He joined the Adviser in 1997.

Mark Krivitsky is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group and the Tax-Efficient Market Capture Group at the Adviser. He joined the Adviser in 1996.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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